UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): JANUARY 3, 2003


                                WELLCHOICE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                     001-31513                71-0901607
(State or other jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or organization)      File Number)         Identification Number)


                 11 WEST 42ND STREET
                 NEW YORK, NEW YORK                             10036
      (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (212) 476-7800



                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER INFORMATION.

           On January 3, 2003, WellChoice, Inc. announced that David B. Snow, Jr. resigned as its President and Chief Operating Officer. The Board of Directors of WellChoice, Inc. named its Chief Executive Officer, Michael A. Stocker, M.D., to the additional position of President. A copy of the press release dated January 3, 2003 announcing Mr. Snow's resignation is attached hereto as Exhibit 99.1. Such Exhibit is incorporated by reference into this Item 5 and the information set forth above is qualified in its entirety by reference to such Exhibit.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.


           The following exhibit is filed as a part of this report:


           Exhibit No.                          Description
           -----------                          -----------

              99.1               Press Release of WellChoice, Inc. dated
                                 January 3, 2003















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
                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 3, 2003                        WELLCHOICE, INC.
                                             (Registrant)

                                             By: /s/ Michael A. Stocker MD
                                                 -------------------------------
                                                 Michael A. Stocker, MD
                                                 Chief Executive Officer













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
                                  EXHIBIT INDEX


EXHIBIT NO.                                  DESCRIPTION
-----------                                  -----------

   99.1                Press Release of WellChoice, Inc. dated January 3, 2003























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